UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 6, 2008



                          Ridgefield Acquisition Corp.
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               (Exact Name of Registrant as Specified in Charter)

   Nevada                         0-16335                     84-0922701
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(State or other            (Commission File No.)          (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)


                100 Mill Plain Road, Danbury, Connecticut 06811
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                   (Address of Principal Executive Offices)



                                 (203) 791-3871
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              (Registrant's Telephone Number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

         On June 3, 2008, the Board of Directors duly authorized and approved the Company's entry into a consulting agreement with Catalyst Financial LLC ("Catalyst Financial"), a full service securities brokerage, investment banking and consulting firm, owned by Steven N. Bronson, the president and chairman of the Company. Steven N. Bronson abstained from the vote.

          On June 6, 2008, the Company entered into an agreement with Catalyst Financial (the "Consulting Agreement"). Pursuant to the Consulting Agreement, Catalyst Financial agreed to provide consulting services to the Company relating to the management and administration of the Company's business affairs and in connection with the Company's acquisition strategy, Catalyst Financial shall assist the Company in identifying and investigating prospective target companies for mergers, acquisitions, business combinations and similar transactions, and, if investigation warrants, advising the Company concerning the negotiation of terms and the financial structure of such transactions.

          In consideration for the consulting services rendered and to be rendered by the Catalyst Financial, the Company shall: (1) pay Catalyst Financial a monthly fee in the amount of $5,000.00 commencing on June 6, 2008 and continuing thereafter on the first day of each successive month until January 1, 2010, and (2) the Company shall issue to Catalyst Financial 120,000 shares of the Company's common stock, $.01 par value (the "Shares"). The Shares shall be issued and valued at the closing price the Company's common stock as of June 3, 2008. The Shares issued to Catalyst Financial shall vest at a rate of 6,000 shares per month commencing on June 30, 2008 and an additional 6,000 shares shall vest on the last day of each successive month thereafter until January 31, 2010. The Shares are restricted securities as that term is described in the Securities Act of 1933 (the "Act") and are issued by the Company in reliance of Section 4(2) of the Act. The Consulting Agreement commences on June 6, 2008 and shall terminate on January 31, 2010. The above is just a summary of the Consulting Agreement, readers are referred to the actual Consulting Agreement for all of its terms and conditions. A copy of the Consulting Agreement is attached hereto as Exhibit 10.19.


Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.19 Consulting Agreement, dated June 6, 2008, by and between Ridgefield Acquisition Corp. and Catalyst Financial LLC.


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Ridgefield Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2008

                                           Ridgefield Acquisition Corp.
                                                 (Registrant)


                                      By: /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson, President


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